SECRETARY’S CERTIFICATE – DORMAN PRODUCTS, INC.

Pursuant to
Third Amended and Restated Credit Agreement

The undersigned, Thomas J. Knoblauch, Assistant Secretary of Dorman Products, Inc. (formerly R&B, Inc.) (“Company”), in such capacity and on behalf of such Company, hereby certifies, pursuant to Third Amended and Restated Credit Agreement dated as of the date hereof (the “Credit Agreement”), between Dorman Products, Inc. and Wachovia Bank, National Association, that (i) the copies of items (2), (3) and (4) below as delivered pursuant to a Secretary’s Certificate dated August 21, 1998 and (ii) attached items (1) and (5) below are true and correct copies of the following and are in full force and effect and have not been amended, altered, or repealed as of the date hereof except as shown in such attachments:

(1) certificate of incorporation, as certified by the Secretary of State of the state of incorporation, of Dorman Products, Inc.;

(2) good standing certificates with respect to Dorman Products, Inc. from the Secretary of State of the state in which Dorman Products, Inc. is incorporated or formed, and in each state in which Dorman Products, Inc. is required to qualify to do business, except such states where the failure to so qualify would have no material adverse effect on the financial condition of Dorman Products, Inc.;

(3) the bylaws of Dorman Products, Inc.;

(4) the names, incumbency and signatures of the officers of Dorman Products, Inc. authorized to execute and deliver the Third Amended and Restated Credit Agreement and the Seventh Amended and Restated Revolving Credit Note, upon which the Bank may conclusively rely until it shall receive a further certificate of Dorman Products, Inc. amending the prior certificate; and

(5) resolutions of the Board of Directors of Dorman Products, Inc., authorizing the execution and delivery of the Third Amended and Restated Credit Agreement, the Seventh Amended and Restated Revolving Credit Note, and all documents related thereto.

Dated: July      , 2006

Name:

Title:

SECRETARY’S CERTIFICATE – RB MANAGEMENT, INC.

Pursuant to
Third Amended and Restated Credit Agreement

The undersigned, Thomas J. Knoblauch, Secretary of RB Management, Inc. (“Company”), in such capacity and on behalf of such Company, hereby certifies, pursuant to Third Amended and Restated Credit Agreement dated as of the date hereof (the “Credit Agreement”), between Dorman Products, Inc. and Wachovia Bank, National Association, that (i) the copies of items (1), (2), (3) and (4) below as delivered pursuant to a Secretary’s Certificate dated August 21, 1998 and (ii) attached item (5) below are true and correct copies of the following and are in full force and effect and have not been amended, altered, or repealed as of the date hereof except as shown in such attachments:

(1) certificate of incorporation, as certified by the Secretary of State of the state of incorporation, of RB Management, Inc.;

(2) good standing certificates with respect to RB Management, Inc. from the Secretary of State of the state in which RB Management, Inc. is incorporated or formed, and in each state in which RB Management, Inc. is required to qualify to do business, except such states where the failure to so qualify would have no material adverse effect on the financial condition of RB Management, Inc.;

(3) the bylaws of RB Management, Inc.;

(4) the names, incumbency and signatures of the officers of RB Management, Inc. authorized to execute and deliver the Surety Agreement, upon which the Bank may conclusively rely until it shall receive a further certificate of RB Management, Inc. amending the prior certificate; and

(5) resolutions of the Board of Directors of RB Management, Inc., authorizing the execution and delivery of the Surety Agreement and all documents related thereto.

Dated: July      , 2006

Name:

Title:

SECRETARY’S CERTIFICATE – RB DISTRIBUTION, INC.

Pursuant to
Third Amended and Restated Credit Agreement

The undersigned, Thomas J. Knoblauch, Secretary of RB Distribution, Inc. (“Company”), in such capacity and on behalf of such Company, hereby certifies, pursuant to Third Amended and Restated Credit Agreement dated as of the date hereof (the “Credit Agreement”), between Dorman Products, Inc. and Wachovia Bank, National Association, that (i) the copies of items (1), (2), (3) and (4) below as delivered pursuant to a Secretary’s Certificate dated August 21, 1998 and (ii) attached item (5) below are true and correct copies of the following and are in full force and effect and have not been amended, altered, or repealed as of the date hereof except as shown in such attachments:

(1) certificate of incorporation, as certified by the Secretary of State of the state of incorporation, of RB Distribution, Inc.;

(2) good standing certificates with respect to RB Distribution, Inc. from the Secretary of State of the state in which RB Distribution, Inc. is incorporated or formed, and in each state in which RB Distribution, Inc. is required to qualify to do business, except such states where the failure to so qualify would have no material adverse effect on the financial condition of RB Distribution, Inc.;

(3) the bylaws of RB Distribution, Inc.;

(4) the names, incumbency and signatures of the officers of RB Distribution, Inc. authorized to execute and deliver the Surety Agreement, upon which the Bank may conclusively rely until it shall receive a further certificate of RB Distribution, Inc. amending the prior certificate; and

(5) resolutions of the Board of Directors of RB Distribution, Inc., authorizing the execution and delivery of the Surety Agreement and all documents related thereto.

Dated: July      , 2006

Name:

Title:

SECRETARY’S CERTIFICATE – RB MARK, INC.

Pursuant to
Third Amended and Restated Credit Agreement

The undersigned, Thomas J. Knoblauch, Secretary of RB Mark, Inc. (“Company”), in such capacity and on behalf of such Company, hereby certifies, pursuant to Third Amended and Restated Credit Agreement dated as of the date hereof (the “Credit Agreement”), between Dorman Products, Inc. and Wachovia Bank, National Association, that (i) the copies of items (1), (2), (3) and (4) below as delivered pursuant to a Secretary’s Certificate dated August 21, 1998 and (ii) attached item (5) below are true and correct copies of the following and are in full force and effect and have not been amended, altered, or repealed as of the date hereof except as shown in such attachments:

(1) certificate of incorporation, as certified by the Secretary of State of the state of incorporation, of RB Mark, Inc.;

(2) good standing certificates with respect to RB Mark, Inc. from the Secretary of State of the state in which RB Mark, Inc. is incorporated or formed, and in each state in which RB Mark, Inc. is required to qualify to do business, except such states where the failure to so qualify would have no material adverse effect on the financial condition of RB Mark, Inc.;

(3) the bylaws of RB Mark, Inc.;

(4) the names, incumbency and signatures of the officers of RB Mark, Inc. authorized to execute and deliver the Surety Agreement, upon which the Bank may conclusively rely until it shall receive a further certificate of RB Mark, Inc. amending the prior certificate; and

(5) resolutions of the Board of Directors of RB Mark, Inc., authorizing the execution and delivery of the Surety Agreement and all documents related thereto.

Dated: July      , 2006

Name:

Title:

SECRETARY’S CERTIFICATE – RB VEST, INC.

Pursuant to
Third Amended and Restated Credit Agreement

The undersigned, Thomas J. Knoblauch, Secretary of RB Vest, Inc. (“Company”), in such capacity and on behalf of such Company, hereby certifies, pursuant to Third Amended and Restated Credit Agreement dated as of the date hereof (the “Credit Agreement”), between Dorman Products, Inc. and Wachovia Bank, National Association, that (i) the copies of items (1), (2), (3) and (4) below as delivered pursuant to a Secretary’s Certificate dated August 21, 1998 and (ii) attached item (5) below are true and correct copies of the following and are in full force and effect and have not been amended, altered, or repealed as of the date hereof except as shown in such attachments:

(1) certificate of incorporation, as certified by the Secretary of State of the state of incorporation, of RB Vest, Inc.;

(2) good standing certificates with respect to RB Vest, Inc. from the Secretary of State of the state in which RB Vest, Inc. is incorporated or formed, and in each state in which RB Vest, Inc. is required to qualify to do business, except such states where the failure to so qualify would have no material adverse effect on the financial condition of RB Vest, Inc.;

(3) the bylaws of RB Vest, Inc.;

(4) the names, incumbency and signatures of the officers of RB Vest, Inc. authorized to execute and deliver the Surety Agreement, upon which the Bank may conclusively rely until it shall receive a further certificate of RB Vest, Inc. amending the prior certificate; and

(5) resolutions of the Board of Directors of RB Vest, Inc., authorizing the execution and delivery of the Surety Agreement and all documents related thereto.

Dated: July      , 2006

Name:

Title:

SECRETARY’S CERTIFICATE – MOTOR POWER INDUSTRIES, INC.

Pursuant to
Third Amended and Restated Credit Agreement

The undersigned, Thomas J. Knoblauch, Secretary of Motor Power Industries, Inc. (“Company”), in such capacity and on behalf of such Company, hereby certifies, pursuant to Third Amended and Restated Credit Agreement dated as of the date hereof (the “Credit Agreement”), between Dorman Products, Inc. and Wachovia Bank, National Association, that (i) the copies of items (1), (2), (3) and (4) below as delivered pursuant to a Secretary’s Certificate dated August 21, 1998 and (ii) attached item (5) below are true and correct copies of the following and are in full force and effect and have not been amended, altered, or repealed as of the date hereof except as shown in such attachments:

(1) certificate of incorporation, as certified by the Secretary of State of the state of incorporation, of Motor Power Industries, Inc.;

(2) good standing certificates with respect to Motor Power Industries, Inc. from the Secretary of State of the state in which Motor Power Industries, Inc. is incorporated or formed, and in each state in which Motor Power Industries, Inc. is required to qualify to do business, except such states where the failure to so qualify would have no material adverse effect on the financial condition of Motor Power Industries, Inc.;

(3) the bylaws of Motor Power Industries, Inc.;

(4) the names, incumbency and signatures of the officers of Motor Power Industries, Inc. authorized to execute and deliver the Surety Agreement, upon which the Bank may conclusively rely until it shall receive a further certificate of Motor Power Industries, Inc. amending the prior certificate; and

(5) resolutions of the Board of Directors of Motor Power Industries, Inc., authorizing the execution and delivery of the Surety Agreement and all documents related thereto.

Dated: July      , 2006

Name:

Title:

SECRETARY’S CERTIFICATE – ALLPARTS, INC.

Pursuant to
Third Amended and Restated Credit Agreement

The undersigned, Thomas J. Knoblauch, Secretary of Allparts, Inc. (“Company”), in such capacity and on behalf of such Company, hereby certifies, pursuant to Third Amended and Restated Credit Agreement dated as of the date hereof (the “Credit Agreement”), between Dorman Products, Inc. and Wachovia Bank, National Association, that (i) the copies of items (1), (2), (3) and (4) below as delivered pursuant to a Secretary’s Certificate dated March 26, 2001 and (ii) attached item (5) below are true and correct copies of the following and are in full force and effect and have not been amended, altered, or repealed as of the date hereof except as shown in such attachments:

(1) certificate of incorporation, as certified by the Secretary of State of the state of incorporation, of Allparts, Inc.;

(2) good standing certificates with respect to Allparts, Inc. from the Secretary of State of the state in which Allparts, Inc. is incorporated or formed, and in each state in which Allparts, Inc. is required to qualify to do business, except such states where the failure to so qualify would have no material adverse effect on the financial condition of Allparts, Inc.;

(3) the bylaws of Allparts, Inc.;

(4) the names, incumbency and signatures of the officers of Allparts, Inc. authorized to execute and deliver the Surety Agreement, upon which the Bank may conclusively rely until it shall receive a further certificate of Allparts, Inc. amending the prior certificate; and

(5) resolutions of the Board of Directors of Allparts, Inc., authorizing the execution and delivery of the Surety Agreement and all documents related thereto.

Dated: May      , 2006

Name:

Title:

SECRETARY’S CERTIFICATE – DORMAN PRODUCTS DISTRIBUTION LTD.

Pursuant to
Third Amended and Restated Credit Agreement

The undersigned, Thomas J. Knoblauch, Secretary of Dorman Management, Inc., general partner of Dorman Products Distribution Ltd. (“Company”), in such capacity and on behalf of such Company, hereby certifies, pursuant to Third Amended and Restated Credit Agreement dated as of the date hereof (the “Credit Agreement”), between Dorman Products, Inc. and Wachovia Bank, National Association, that (i) the copies of items (1) and (2) below as delivered pursuant to a Secretary’s Certificate dated August 21, 1998 and (ii) attached item (3) below are true and correct copies of the following and are in full force and effect and have not been amended, altered, or repealed as of the date hereof except as shown in such attachments:

(1) certificate of formation, as certified by the Secretary of State of the state of formation, of Dorman Products Distribution Ltd.;

(2) good standing certificates with respect to Dorman Products Distribution Ltd. from the Secretary of State of the state in which Dorman Products Distribution Ltd. is incorporated or formed, and in each state in which Dorman Products Distribution Ltd. is required to qualify to do business, except such states where the failure to so qualify would have no material adverse effect on the financial condition of Dorman Products Distribution Ltd.;

(3) resolutions of the Board of Directors of Dorman Management, Inc., general partner of Dorman Products Distribution Ltd., authorizing the execution and delivery of the Surety Agreement and all documents related thereto.

Dated: July      , 2006

Name:

Title: